CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       Claymore S&P Global Water Index ETF


Supplement to the currently effective Prospectus for the above listed Fund:


The second sentence of the last paragraph in the "Index Methodology" section in the Prospectus for the Fund is hereby deleted and replaced with the following:

The Index is rebalanced semi-annually.

The last sentence in the "Index Construction" section in the Prospectus for the Fund is hereby deleted and replaced with the following:

The Index is reconstituted semi-annually on the last trading dates of March and September of each year, with a reference date for the data being the last trading dates of the previous February and August, respectively.


                      Claymore Exchange-Traded Fund Trust 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               Please Retain This Supplement for Future Reference


September 17, 2008